ANNUAL SHAREHOLDERS’ MEETING May 2025

Safe Harbor Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on current expectations, estimates and projections about the Company’s and the Bank’s industry, and management’s beliefs and assumptions. Words such as anticipates, expects, intends, plans, believes, estimates and variations of such words and expressions are intended to identify forward-looking statements. Such statements are not a guarantee of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to forecast. Therefore, actual results may differ materially from those expressed or forecast in such forward-looking statements. The Company and Bank undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or otherwise. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company’s business and results is discussed in the Company’s periodic reports filed with the Securities and Exchange Commission, including in the section “Risk Factors”. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise. LAKE SHORE BANCORP, INC.

Agenda Call to Order – Kevin M. Sanvidge, Chairman Introduction of Directors and Director Nominees Secretary’s Report Presentation of Proposals Executive Management Report to Shareholders Vote Report Adjournment LAKE SHORE BANCORP, INC.

Board of Directors LAKE SHORE BANCORP, INC. Director Since Kevin M. Sanvidge, Chairman of the Board, Loan and Compensation Committee Member 2012 Sharon E. Brautigam, Vice Chairperson of the Board, Nominating and Governance Committee Chairperson, Compensation Committee Member 2004 Michelle M. DeBergalis, Compensation and Nominating and Governance Committee Member 2022 Kim C. Liddell, President and Chief Executive Officer, Loan Committee Chairman 2023 John P. McGrath, Audit, Enterprise Risk, and Loan Committee Member 2019 John (“Jack”) L. Mehltretter, Enterprise Risk Committee Chairman, Audit and Loan Committee Member 2016 Ronald J. Passafaro, Compensation Committee Chairman, Nominating and Corporate Governance and Loan Committee Member 2019 Ann M. Segarra, Audit Committee Chairperson, Enterprise Risk Committee Member 2023

Business of Annual Shareholders’ Meeting Election of Directors: Elect three Class Two directors to serve until the 2028 annual meeting: Class Two Directors Kevin M . Sanvidge Sharon E. Brautigam Ann M. Segarra LAKE SHORE BANCORP, INC.

Business of Annual Shareholders’ Meeting (Continued) Say on Pay Proposal: A non-binding “say on pay” proposal to approve the compensation of our named executive officers. Appointment of Independent Registered Public Accounting Firm: Ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025. LAKE SHORE BANCORP, INC.

Executive Management Presentation Kim C. Liddell, President and Chief Executive Officer LAKE SHORE BANCORP, INC.

An Overview of Lake Shore Bancorp, Inc. Lake Shore Savings Bank, the wholly-owned subsidiary of Lake Shore Bancorp, Inc., is a federally chartered, community-oriented financial institution headquartered in Dunkirk, New York, with a longstanding history of community banking since 1891 Current focus on organic growth of its loan portfolio primarily through commercial real estate and commercial business loans Since going public, net loans have increased from $205.3 million on June 30, 2006 to $551.6 million as of March 31, 2025 Operates 10 full-service branch locations in two counties within Western New York Ranks 3rd in deposit market share in Chautauqua County with 4 branches; ranks 11th in Erie County with 6 branches Converted to MHC structure on April 4, 2006, raising $29.8 million in gross proceeds and trades on NASDAQ under the symbol “LSBK” On January 30, 2025, announced plans to undertake a “second-step” conversion whereby Lake Shore will reorganize from the two-tier mutual holding company structure to the fully-public stock holding company structure LAKE SHORE BANCORP, INC. Note: Deposit information as of June 30, 2024, shown pro forma for any pending acquisitions; New York Franchise demographic information weighted by deposits by county Source: S&P Capital IQ Pro, FDIC

An Overview of Lake Shore Bancorp, Inc. (Continued) LAKE SHORE BANCORP, INC. *ESOP = 2.7% and total insider / director NEO = 4.6% (both inclusive of stock options that can be exercised within 60 days of latest proxy statement filing) ** Book value per share is the same as tangible book value per share Note: Ownership information based on S&P Capital IQ Pro as of 3/31/2025 and latest proxy statement filing; market information as of 5/19/2025

99 Financial Highlights LAKE SHORE BANCORP, INC. * Efficiency Ratio represents non-interest expense divided by the sum of net interest income and non-interest income Note: Financial data is presented for Lake Shore Bancorp’s Fiscal Year Ended December 31 for each respective year or for Lake Shore Bancorp’s quarter ended March 31 for each respective quarter

LAKE SHORE BANCORP, INC. *Net income annualized for the quarter ended March 31, 2025 | (1) Construction loans are included in one-to-for family and commercial loan categories beginning in 2023 Note: Financial data is presented for Lake Shore Bancorp’s Fiscal Year Ended December 31 for each respective year and for the three months ended March 31, 2025; figures in $000s except basic earnings per share and cost of deposits Total Assets Loan Portfolio(1) Net Income* Deposit Trends

Loan Loss Reserves / Total Net Loans LAKE SHORE BANCORP, INC. Note: Financial data is presented for Lake Shore Bancorp’s Fiscal Year Ended December 31 for each respective year and for the three months ended March 31, 2025 NPAs / Total Assets

Gross Loan Portfolio – Office Concentration LAKE SHORE BANCORP, INC. Includes one-to-for family construction loans (2) Includes commercial construction loans (2) (1)

Change in Deposit Mix LAKE SHORE BANCORP, INC.

Uninsured Deposits LAKE SHORE BANCORP, INC. Uninsured Deposits make up 11.8% of overall deposits.

Net Interest Margin LAKE SHORE BANCORP, INC. * Efficiency Ratio represents non-interest expense divided by the sum of net interest income and non-interest income Note: Financial data is presented for Lake Shore Bancorp’s Fiscal Year Ended December 31 for each respective year and for the three months ended March 31, 2025; peer group detailed on page 21; peer data shown on a consolidated basis where available, otherwise shown at the bank-level Return on Average Assets Efficiency Ratio*

Creating Shareholder Value High capital ratios enable organic growth without diluting shareholder value Elected the Community Bank Leverage Ratio effective January 1, 2020 LAKE SHORE BANCORP, INC. * The tangible book value per share is the same as book value per share for each period presented Note: Financial data is presented for Lake Shore Bancorp’s Fiscal Year Ended December 31 for each respective year and for three three months ended March 31, 2025; market information as of 5/19/2025 Source: S&P Capital IQ Pro Tangible Book Value Per Share* Since IPO

Summary After 134 years in business, we continue to be a local bank that cares about its customers and communities. At Lake Shore Savings Bank, that has always meant “Putting People First.” We will continue to put our customers, communities, and shareholders FIRST, as we adopt new technology, products, and services to meet the future needs of our customers. LAKE SHORE BANCORP, INC.

QUESTIONS AND ANSWERS

Vote Report Adjournment of Annual Shareholder’ Meeting LAKE SHORE BANCORP, INC.

Appendix: Lake Shore Savings Peer Data LAKE SHORE BANCORP, INC. Note: Customized peer group displayed; financial data as of the most recent reported quarter Source: S&P Capital IQ Pro

Lake Shore, MHC Annual Meeting of Members Call to Order Introduction of Proposal to Elect Directors Tabulation of Votes Adjournment LAKE SHORE BANCORP, INC.